UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 3)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2018

ADDENTAX GROUP CORP

(Exact Name of Registrant as Specified in Charter)

Nevada	333-206097	35-2521028
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Floor 13th, Building 1, Block B, Zhihui Square,

Nanshan District, Shenzhen City, China 518000

(Address of principal executive offices and Zip Code)

+ (86) 755 86961 405

Registrant’s telephone number, including area code

(Former Name or Former Address

if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Table of Contents

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENT

EXPLANATORY NOTE

Item 2.01: Completion of Acquisition or Disposition of Assets

2

Item 5.01 Changes in Control of Registrant

Item 5.06 Change in Shell Company Status

Item 9.01 Financial Statements and Exhibits

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report contains forward-looking statements, including, without limitation, in the sections captioned “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Plan of Operations,” and elsewhere. Any and all statements contained in this Report that are not statements of historical fact may be deemed forward-looking statements. Terms such as “may,” “might,” “would,” “should,” “could,” “project,” “estimate,” “pro-forma,” “predict,” “potential,” “strategy,” “anticipate,” “attempt,” “develop,” “plan,” “help,” “believe,” “continue,” “intend,” “expect,” “future,” and terms of similar import (including the negative of any of the foregoing) may be intended to identify forward-looking statements. However, not all forward-looking statements may contain one or more of these identifying terms. Forward-looking statements in this Report may include, without limitation, statements regarding (i) the plans and objectives of management for future operations, including plans or objectives relating to the development of commercially viable pharmaceuticals, (ii) a projection of income (including income/loss), earnings (including earnings/loss) per share, capital expenditures, dividends, capital structure or other financial items, (iii) our future financial performance, including any such statement contained in a discussion and analysis of financial condition by management or in the results of operations included pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”), and (iv) the assumptions underlying or relating to any statement described in points (i), (ii) or (iii) above.

The forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances and may not be realized because they are based upon our current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which we have no control over. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties. Factors that may influence or contribute to the inaccuracy of the forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, our inability to obtain adequate financing, the significant length of time associated with our platform development and related insufficient cash flows and resulting illiquidity, our inability to expand our business, significant government regulation of the securities industry, lack of product diversification, existing or increased competition, results of arbitration and litigation, stock volatility and illiquidity, and our failure to implement our business plans or strategies. A description of some of the risks and uncertainties that could cause our actual results to differ materially from those described by the forward-looking statements in this Report appears in the section captioned “Risk Factors” and elsewhere in this Report.

Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them and to the risk factors. We disclaim any obligation to update the forward-looking statements contained in this Report to reflect any new information or future events or circumstances or otherwise.

Readers should read this Report in conjunction with the discussion under the caption “Risk Factors,” our financial statements and the related notes thereto in this Report, and other documents, which we may file from time to time with the SEC.

3

EXPLANATORY NOTE

On September 25, 2017, Addentax Group, Corp. (the “Company”) filed a Form 8-K (the “Original Report”) which disclosed its agreement to acquire a majority stake in Yingxi Industrial Chain Group Co., Ltd., (YICG”) a company incorporated under the laws of the Republic of Seychelles, pursuant to a Securities Purchase Agreement (the “SPA”) entered into on September 22, 2017 (the “YICG Transaction”). After a review of the Company’s Original Report, the Securities and Exchange Commission (“SEC”) requested that certain changes be made to various items in the Original Report. The Company filed its Amendment No. 1 on Form 8-K/A (the “Amendment No.1”) to reflect the Company’s changes to the Original Report in response to the SEC comments on March 31, 2018.

On April 4, 2018, the Company received a letter detailing various SEC comments related to the Amendment No. 1. The Company filed Amendment No. 2 (the ‘Amendment No.2”) on Form 8-K/A to reflect the Company’s changes to the Amendment No.1 in response to the SEC comments on May 15, 2018.

On May 21, 2018, the Company received another letter from the SEC, which includes several comments regarding the Amendment No.2. The Company filed Amendment No. 3 (the ‘Amendment No.3”) on Form 8-K/A to reflect the Company’s changes to the Amendment No.2 in response to the SEC comments on May 21, 2018.

This Amendment No.3 reflects changes to the following items:  (1) Current Business; (2) Exhibit 99.1 Financial Statements of business acquired for year ended December 31, 2016 and respective unaudited pro forma statements of operations. (3) Exhibit 99.2 Unaudited Pro Forma Financial Statements for the latest interim period June 30, 2017.

This Amendment No.3 amends certain information in certain exhibits and financial statements described in Item 9.01 “Financial Statements and Exhibits,” and such amendments only reflect the changes described above. Except for the foregoing amended information, this Amendment No.3 continues to describe conditions as of the date of the Original Report, and the disclosures contained herein have not been updated to reflect events, results or developments that have occurred after the Original Report, or to modify or update those disclosures affected by subsequent events. Among other things, forward-looking statements made in the Original Report have not been revised to reflect events, results or developments that have occurred or facts that have become known to us after the date of the Original Report (other than the amendment), and such forward-looking statements should be read in their historical context. This Amendment No.3 should be read in conjunction with the Company’s filings made with the SEC subsequent to the Original Report, including any amendments to those filings.

4

For financial reporting purposes, the Agreement represents a “reverse merger”, and YICG is deemed to be the accounting acquirer in the transaction. The Agreement is being accounted for as a reverse-merger and recapitalization. YICG is the acquirer for financial reporting purposes, and ATXG is the acquired company. Consequently, the assets and liabilities and the operations that will be reflected in the historical financial statements prior to the Agreement will be those of YICG, and will be recorded at the historical cost basis of YICG. The consolidated financial statements after completion of the Agreement will include the assets and liabilities of the Company and YICG, and the historical operations of YICG and operations of the combined company from the closing date of the Agreement.

Item 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The Sale and Purchase Agreement and Related Transactions:

Hong Zhida is the president, secretary and a director of Addentax Group Corp.(ATXG). On December 28, 2016 ATXG executed Sale & Purchase Agreement (“S&P”) for the acquisition of 100% of the shares and assets of Yingxi Industrial Chain Group Co., Ltd., (YICG”) a company incorporated under the laws of the Republic of Seychelles. ATXG agreed to issue five hundred million (500,000,000) shares of ATXG to Yingxi Industrial Chain Group Co., Ltd. to acquire the shares and assets for a cost of US$0.30 per share or a total cost of US$150,000,000. However, effective March 6, 2017, due to the death of Mr. Wu Linrui who served in the position of President, Secretary, Treasurer and as a Director during the execution of the above noted S&P Agreement, both parties to the Agreement consented to revise those portions of the S&P Agreement related to the signatories to the Agreement. Other than changes to the signatories or items related to the signatories, no changes have been made to the terms of the Agreement. No third parties, brokers or agents played any role in arranging or facilitating the transactions and no benefits of any description were given to any third parties.

Execution of the Agreement was the first stage of the planned acquisition. Pursuant to the Agreement, closing was to occur on September 25th, 2017. Closing was contingent upon an audit of the shares and assets. All shares issued pursuant to the Agreement were held in escrow and deemed to be in the full control of the Company until the closing.

As of both the parties have now satisfied all of the closing conditions and we completed the terms of the Agreement. With the filing of this report, the closing is now considered completed, and all shares issued pursuant to the Agreement have been delivered. This constituted a change of control and reverse merger.

As a result of the closing, the Company has terminated its previous business plan, and we are now pursuing the historical business of Yingxi Industrial Chain Group Co., Ltd., an international industry chain service provider specializing in textile & garments industry.

5

Identity of the Persons Acquiring Control

Hengtian Group Co., Ltd.	89,650,412 Common Shares	17.69%
Beneficial Owner: Ma Huizhu
Second Floor
The Quadrant Manglier Street,
Victoria, Mahe, Seychelles

Hui Lian Group Ltd.	157,719,300 Common Shares	31.11%
Beneficial Owner:
Ma Huijun
The Quadrant Manglier Street,
Victoria, Mahe, Seychelles

Hong Zhida	30,159,000 Common Shares	5.95%
Floor 13, Building 1, Block B, Zhihui Square,
Nanshan District, Shenzhen, China 518000

Zeng Shufang	42,000,000 Common Shares	8.29%
No. 2, Second Lane, Rentien Village
Fuyong Town, Baoan Baoan District,
Guangdong Province, China

This constituted a change of control of the Company.

Form 10 Information

Prior to the closing of the Agreement, the Company had nominal operations. We were deemed a “shell company,” as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder (“Exchange Act”), and are filing in light of the lack of operations prior to the completion of the Agreement. With the resulting change in our business, we are providing the information  as is required pursuant to Item 2.01(f) of Form 8-K as if we were filing a general form for registration of securities on Form 10 under the Exchange Act for our common stock, which is the only class of our securities subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act upon consummation of the Agreement.

Description of Business

Addentax Group Corp. was incorporated in the State of Nevada on October 28, 2014. were originally incorporated to produce images on multiple surfaces, such as glass, leather, plastic, ceramic, textile, and others using a 3D sublimation vacuum heat transfer machine. We no longer pursue opportunities related to 3D printing positioning.

We have a fiscal year-end of March 31. The business office is located at Floor 13th, Building 1, Block B, Zhihui Square, Nanshan District, Shenzhen City, China 518000. Our telephone number is +(86) 755 8696 1405.

6

Current Business

Effective December 28, 2016 Addentax Group Corp. (“ATXG” or the “Company”) has executed a Sale & Purchase Agreement (“S&P”) for the acquisition of 100% of the shares of Yingxi Industrial Chain Group Co., Ltd., a company incorporated under the laws of the Republic of Seychelles. Yingxi Industrial Chain Group Co., Ltd.(“YICG”) is currently a garment manufacturer. Intending to diversify its service portfolio, the Company plans to develop its another branch of business: international supply chain management consulting service, which focuses exclusively on the textile & garments industry. The Company plans to assist clients to open textile and garment sales outlets throughout China. The company will also provide assistance services in plan implementation. Pursuant to the Agreement, the Company agreed to issue five hundred million (500,000,000) restricted common shares of the company to the owners of Yingxi Industrial Chain Group Co., Ltd.

After the Share Exchange, YICG’s business became our business. We are a garment manufacturer and logistic service provider based in China. We are listed on the OTCQB under the symbol of “ATXG”. We classify our businesses into two segments: Garment manufacturing and logistics services.

Our garment manufacturing business consists of sales made principally to wholesaler located in the People’s Republic of China (“PRC”). We have our own manufacturing facilities, with sufficient production capacity and skilled workers on production lines to ensure that we meet our high quality control standards and timely delivery requirement for our customers. We conduct our garment manufacturing operations through two wholly owned subsidiaries, namely Dongguan Heng Sheng Wei Garments Co., Ltd (“HSW”) and Shantou Chenghai Dai Tou Garments Co., Ltd (“DT”), which are located in the Guangdong province, China.

Our logistic business consists of delivery and courier services covering approximately 20 provinces in China. Although we have our own motor vehicles and drivers, we currently outsource some of the business to our contractors. We believe outsourcing allows us to maximize our capacity and maintain flexibility while reducing capital expenditures and the costs of keeping drivers during slow seasons. We conduct our logistic operations through two wholly owned subsidiaries, namely Shenzhen Xin Kuai Jie Transportation Co., Ltd (“XKJ”) and Shenzhen Hua Peng Fa Logistic Co., Ltd (“HPF”), which are located in the Guangdong province, China.

Business Objectives

Garment Manufacturing Business

We believe the enduring strength of our garment manufacturing business is mainly due to our consistent emphasis on exceptional quality and timely delivery. The primary business objective for our garment manufacturing segment is to expand our customer base and improve our profit. In the future, we plan to develop our growth opportunities and continued investment initiatives to provide value-added consulting services to the apparel supply-chain companies and retailers in China.

Logistic Business

The business objective and future plan for our logistic service segment is to establish an efficient logistic system and to build a nationwide delivery and courier network in China. As of December 31, 2017, we provide logistic service to over 23 cities in approximately 20 provinces. We expect to open logistic points in additional 10 cities in the third and fourth quarter of 2017 and in the year of 2018.

Seasonality of Business

Our business is affected by seasonal trends, with higher levels of garment sales in our second and third quarters and higher logistic service revenue in our third and fourth quarters. These trends primarily result from the timing of seasonal garment manufacturing shipments and holiday periods in the logistic segment.

Collection Policy

Garment manufacturing business

For our new customers, we generally require orders placed to be backed by advances or deposits. For our long-term and established customers with good payment track records, we generally provide payment terms between 30 to 180 days following the delivery of finished goods.

Logistic business

For logistic service, we generally receive payments from the customers between 30 to 90 days following the date of the register receipt of packages.

7

Future Business

In addition to our garment manufacturing business, we also want to kick start our supply chain management consulting service. Our supply chain management consulting service is still under development with no active clients. However, due to the uniqueness of our business model, we have attracted over 30 potential clients strongly interested in our proposed service. All those potential clients are located in China. We plan to put our proposed service into operation in second or third quarter of 2018.

To guarantee the quality of our business, we conduct strict rules for our potential clients.

Client Qualifications: To sign the servicing contract with ATXG, a potential client must:

1.	Be established and validly existing pursuant to relevant laws and regulations;
2.	Demonstrate that they have a good business reputation and operating performance, and comply with professional ethics;
3.	Have not breached any law or regulation, or have received any administrative penalty from a regulatory body or other department in the past twenty-four months;

Our industry chain service refers to companies meeting the requirement for development and inclusion as a supply chain outlet. Medium and small-sized enterprises all over the world can search for our service, but our current focus is on helping clients in China.

Many medium-small sized enterprises in China experience the problem of business maintenance or expansion in the textile and garments industry where increasing operational costs cause decreasing profit. Most seek to employ new business models that can increase a company’s competitive advantage and bring a powerful sales engine to the company. With possible limitation of resources and information, management of these enterprises find it hard to design a suitable plan for their company’s sustainable development.

To assist these enterprises, we set up a research team to carry out extensive investigation and integrate necessary industry information and resources which can help us to work out the best plan for our clients.

The research will include:

1.	Client diligence: To collect the details of the client including its financial reports, management, planned business model, internal system, operation flows and other important information;
2.	Relevant business partner research: Focus on the raw material supplier and product buyer, conduct comprehensive analysis;
3.	Market research: To discover the actual market demands and market shares;
4.	Environment research: Research and analyze the environment of policy, economy, technology and legal;

We developed a multi-task Industrial Chain Service System which we call “Adden Chain” not only for providing business solutions to clients, but also assisting the clients to fully realize their business plan and potential.

8

Our company’s service can be divided into three parts:

Consulting & Plan Design

There are four main services within this part:

Promotion Service

We will design a “Promotion Plan” for our clients depending on their requirements to improve their marketing plans.

Operation Assistance Service

We can help the clients to sort out all the individual parts (i.e.: Raw Materials Supply, Manufacturing, Product Design, Marketing) within the whole operation chain, and assist them to fix weaknesses. We can also help the clients to reallocate the resources they own and improve their operational efficiency.

Logistics and International Trading Service

We developed and applied our “YX logistics system” to improve our client’s transportation efficiency. Our YX logistics system mainly provides three services to our clients: transportation service; storage & distribution service; bulk purchasing service.

We also work with qualified international trading companies to help expand clients’ global market shares. Currently we already built the trading routes to various areas like America, Australia and Africa which can help clients lower the international trading costs.

Financial Services

We will offer financial services to the selected clients. The services including long term & short term loans, financing services and inventory pledge services. Also, we plan to build a third part payment center which can improve clients’ capital turnover. Clients can employ the third part payment center to process the transaction should accept the payment terms and payment period we set. As the third part guarantee, we could help our clients to pay or receive t payments on time.

Plan implementation Assistance:

We have already built strategic cooperative relationships with over 40 textile and garments industry related entities that can provide us enriched resources. With the advantage in resources and information, we are available to assist our clients to deal with various issues and problems before and after the implementation of their respective outlets.

Additional Services

Team Establishment:

In accordance with the conditions of the clients, we will assist the clients to establish an organizational structure and a management team best suited for their business plan.

9

Headhunting” Services:

We work with headhunting companies, i.e. companies that provide employment or recruiting services to find the most qualified managers and professionals to meet the specific needs of our clients.

Follow-up Service:

We provide clients with continuous consultancy and following-up services throughout the entire startup and service period.

Markets

Currently, our market will focus on small and medium-sized enterprises in China who have business expansion plans.

Seasonality

The nature of our products and services does not appear to be affected by seasonal variations.

Government Regulations

Currently there are no government regulations regarding our type of services in China. The Chinese government encourages the small-medium sized traditional industry companies to conduct business model transformation and technology updates, which may help companies gain more competitive advantages in international market.

Other than the required adherence to general business laws and regulatory disclosure, our services do not appear to be affected by any specific additional Chinese government regulations. However, this does not preclude the possibility that China will institute regulations that will make it difficult or impossible for us to operate successfully, if at all, in China, and we would have to focus our business on companies located outside China.

Intellectual Property

We do not have any intellectual property currently. We are in the process of registering high-tech industry based on our new business model. We expect to receive approval of our registration in China by the end of 2017.

Research & Development

Currently, we have no expenses for Research and Development. We plan to spend 10% of our profits to develop our multi-task industrial chain service system.

Environmental Matters

Our operations are not subject to environmental laws, including any laws addressing air and water pollution and management of hazardous substances and wastes and we do not anticipate capital expenditures for environmental control facilities.

Employees

As of July 17, 2017, we have 6 full-time employees, of which 1 is in the administrative department, 2 in the consultancy service department, 2 in the research & analysis department and 1 in the technological department. We will employ qualified staff from time to time to meet our development needs.

10

Properties

Our principal place of business is located at Floor 13th, Building 1, Block B, Zhihui Square, Nanshan District, Shenzhen City, China 518000 and the telephone number is +(86) 755 8696 1405. Our president, Mr. Hong Zhida, supplies our office space and telephone at no costs to us.

Additional Information

We are required to file quarterly, annual and current reports. The Company files its reports electronically with SEC. The SEC maintains an Internet site that contains reports, proxy and information statements, and other electronic information regarding issuers that file electronically with the SEC at http://www.sec.gov.

Historical Background

Change in Authorized Capital

On December 24, 2016, the Board of Director approved an amendment to our Articles of Incorporation to increase our authorized capital from 150,000,000 common shares to 1,000,000,000 common shares. A majority of the holders of our common stock consented to the amendment to our Article of Incorporation. On December 27, 2016, we filed our Certificate of Amendment to Articles of Incorporation with the state of Nevada.

Change in Directors & Officers

Effective December 28, 2016, ATXG accepted the resignation of Mr. Yu Keying from the position of President, Secretary and Treasurer. He will remain on the Board as a director. Effective December 28, 2016, the company announced the appointment of Mr. Wu Linrui, to the Board of Directors in the position of President Secretary, Treasurer and as a Director.

Effective February 8, 2017, the company reported the death of Mr. Wu Linrui who served in the position of President, Secretary, Treasurer and as a Director. Mr Yu Keying, who served as a director, replaced Mr. Wu Linrui in the position of President, Secretary and Treasurer.

Effective March 10, 2017, management of ATXG will affected the appointment of Mr. Hong Zhida to replace Mr. Yu Keying in the positions of President, Secretary, Chief Executive Officer and Treasurer. Mr. Yu Keying will remain as a Director of ATXG.

In the future, we are plan to raise funds through the registered offering of our equity stock. If we are unable to secure adequate capital to continue our business, our shareholders may lose some or all of their investment.

Our officers and directors continue to provide their labor at no charge. We plan to hire up to 10 additional staff members during the next 12 months of operation.

RISK FACTORS

We believe that there are certain risks involved in our operations, many of which are beyond our control. These risks can be categorized into (i) risks associated with our company; (ii) general risks associated with business operations in China; (iii) dependence on our current officers; and (iv) risks associated with our common stock. Additional risks and uncertainties presently not known to us or not expressed or implied below, or that we currently deem immaterial could also harm our business, financial condition, and operational results. You should consider our business and prospects in light of the challenges we face, including the ones discussed in this section.

11

Risks Associated with Our Company

As our business represents a new experiment in the garments & textiles industry and few of our competitors  employ our experimental business model, it is difficult to determine if the model can be successfully implemented.

Our company focuses on the garments & textiles industry, providing consulting services and solutions intended to transform client companies. We have already built cooperative relationships with more than 40 companies. We are also building a research & investigation team to assist us in devising the most suitable development plans for our clients. Based on our study, few if any companies in China provides this kind of specialized consulting services. For the few companies that do provide supply chain consulting services in the garment & textile industry, such companies tend to focus exclusively on domestic market and cannot provide any sophisticated insights into global market. Although our potential clients for consulting services are Chinese, they frequently inquire about business opportunities overseas. Our new, experimental business model offers Chinese clients critical information from all around the world, enabling our clients to make the best supply chain strategy possible.  We are confident that the market demand for our consulting services is high, especially with medium-small sized entities. At this time, there is no comparable company that could provide relevant market performance data that would be relevant in forecasting our success. We cannot yet predict whether or not we will be able to satisfy our clients’ needs and effectively implement our business model.

Research & development expenses are high and we will not generate profits immediately.

In order to increase the clients’ competitive advantage and provide them with a powerful platform, our company will need to employ a professional staff that can provide excellent service for our clients. This requires the company to invest heavily in developing a research team and establishing a sustainable service operation. However, it will take time to effectively develop the client businesses that are utilizing our service. This means that, even after a large initial investment, it is unlikely that we will begin realizing substantial profits immediately. If our company is not careful in allocating capital and resources, the result might be failure of our venture.

Our business model requires the use and training of outside personnel, some of whom may not be available to provide qualified services when needed.

As new employees transition into their positions, the process may lead to delays or interruptions of productive work and inefficient formal orientation programs often fail to provide measurable benefits for the company. Staff turnover can also cause loss to the company. Our business model requires us to contract services from outside personnel in other countries. Such outside personnel is necessary to assist our research and investigation team. Our future business plan involves supply chain management consulting service. We established a research and investigation team to gather data from both domestic and international sources and the data then can be used by our consultants to formulate strategic plans for our clients. We are a development-stage company with a research and investigation team that has yet to be fully developed. The data gathering process, at a global level, can be very cumbersome.  As a result, outside effort is frequently needed to make sure our development and investigation effort can match the development of our company.  These outside personnel will be selected in accordance with specific standards and provided with adequate training to ensure that they will be familiar with all relevant aspects of our company’s business. Individual levels of trainability, professionalism, and work ethic will vary and may not always meet the strict requirements of our business. Additionally, outside personnel may not be available when needed, which may affect customer satisfaction, the company’s public image, and future business development opportunities. If we are not able to recruit and effectively train the required personnel, our company may face significant challenges and, ultimately, fail.

12

Our company’s industrial chain service is based on a professional investigation program.

We will need to build a research & investigation team with the high degree of professionalism that is necessary to implement our program and meet our operational needs. The research & investigation team should have expertise in client care, business model analysis, market research, and other relevant environmental research. We will make every reasonable effort to enhance the professionalism of our team, but it will still be difficult to guarantee that our research & investigation team can, in practice, satisfy all of our clients’ requirements.

The company’s research & investigation capabilities may not match company’s operational requirements.

Our working partners might not have the skills, experience, or qualifications necessary to match our clients’ requirements. We have established cooperation relationships with various business partners with the expectation that these resources will allow us to assist our clients as they implement our transformation plans and we are continually pursuing cooperation relationships with various outstanding business partners that can fulfill each client’s requirements. There is always a chance that the products or services our business partners are capable of providing will not match our clients’ specific needs. We are currently developing strict guidelines for our business partnerships that will allow us to provide the best possible service to our clients. We will continually monitor the quality of our business partners’ products, services, capacity, internal management systems, and other relevant indicators.

Employees with a weak sense of moral hazard may negatively influence our company’s business and reputation.

Employee with good professional ethics are important for any company’s development. An employee with poor work ethic might, either intentionally or unintentionally disclose confidential information about our company or our clients and particularly unscrupulous employees might endeavor to sell material information to industry competitors. While it is impossible to completely eliminate this risk, we will establish a series of policies to reduce the likelihood of such events.

We will:

1. Organize ethics training for all employees

2. Establish and employ a comprehensive security system to protect important files and data

The Company may not be able to establish sufficient business partnerships to effectively serve our target market.

Our business model involves promoting our products and services through our business partners in targeted countries and regions. These partners will be more familiar with local markets and may be able to help us attract clients quickly. However, it takes time to recruit qualified business partners and those selected may not always turn out to be the right fit, which may have a negative effect on our business development. Due to the inconvenience and logistical challenges posed by the locations of the companies in our group, there is always a chance that we may miss out on opportunities for cooperation between companies.

13

Cultural differences between our company and local partners may pose a risk to our expansion.

As an international company, we will need to consider the numerous cultural differences that have the potential to influence our business. Culture-based misunderstandings and conflicts may arise, not only between our company and the local partners, but within our staff as well. Such conflicts would have a negative effect on morale and could diminish the quality of our final products.

Valuable resources may be lost if there is a problem with our patents.

Our “Adden Chain” multi-task industrial chain service system has not yet been granted for a patent that would protect the model within the textile and garment industry. We could potentially lose corresponding resources and miss out on some business opportunities, despite our best efforts to protect our rights via legal means when our model is stolen or copied. The entry barrier for our business is high due to the large amount of resources and energy that it requires, which can prevent some small and medium-sized companies from engaging in this business. However, we cannot guarantee that our business model won’t be copied by other groups or companies with access to sufficient resources and industry information. If such an event occurs, we will face the challenges from the powerful competitors and our performance in the market could be negatively affected.

Large competitors could steal our market share by offering lower prices.

We endeavor to provide the highest possible quality service to our clients at the best possible price, however, large competitors might steal some of our market share by offering lower prices, causing us to lose some of our clients. If this happens, we might not be able to generate adequate income and will soon find ourselves lacking the capital that is required to continue operations.

We currently have a limited number of clients and customers and we cannot guarantee we will ever have more. Even if we obtain additional clients or customers, there is no assurance that we will make a profit.

We currently have a limited number of clients and customers. We have identified additional potential clients, but we cannot guarantee that we will be able to secure them as clients. Even if we obtain additional clients and customers, there is no guarantee that we will be able develop products and/or services that our clients and customers will want to purchase. If we are unable to attract enough customers and clients to purchase services (and any products we may develop or sell) it will have a negative effect on our ability to generate the revenue that is necessary to operate or expand our business. The lack of sufficient revenue will have a negative effect on the ability of our company to continue operations and could force us to cease operations.

Our business partners may fail to effectively promote our business, thus hindering development.

We cannot guarantee that we will be able to satisfy all of our clients. If we do not meet our clients’ expectations, it will likely have a negative impact on our future business development. A failed cooperation will not only subject us to pecuniary loss, but could also diminish the sense of goodwill between the parties, which would not be good for our business development.

14

If we are not able to increase and maintain our brand influence, we may face difficulties in attracting new business partners and clients.

Our brand is still being nurtured. It is of critical importance that we increase and maintain our brand influence in order to attract new clients and business partners. Our major competitors have built well-known brands and continue to increase their influence. Our failure to increase and maintain brand influence for any reason may result in a material adverse effects on our business, operational results, and financial position.

General Risks Associated with Business Operations in China

Foreign exchange fluctuations may affect our business.

We accept the payment of listed service fees in CNY, HKD, and USD. Therefore, foreign exchange fluctuations may influence our business in unpredictable ways.

Inflation could pose a risk to our business.

Inflation is important factor must be considered as we move forward. A change in the rate of inflation could influence the profits that we generate from our business. When the rate of inflation rises, the operational costs of running our company would increase, affecting our ability to provide our services at competitive prices. An increased in the rate of inflation would force our clients to search for other service providers, causing us to lose business and revenue.

It is difficult to predict the Chinese government’s financial policies.

Financial regulations in China are very strict. The government controls all financial institutions, including those involved in equity financing. Government interference could seriously damage or completely destroy our company.

Dependence Upon Our Current Officers

Our business depends on the continued contributions made by our officers and employees, loss of whom may result in a severe impediment to our business.

Our success is dependent upon the continued contributions made by our officers, especially our founders. We rely on their expertise in business operations when we are developing all new products and services. The company has no “Key Man” insurance to cover the resulting losses in the event that any of our officers should die or resign.

If one or more of our officers cannot serve the company or is no longer willing to do so, the company may not be able to find alternatives in a timely manner or at all. This would result in a severe damage to our business operations and would have an adverse material impact on our financial position and operational results. To continue as a viable operation, the company may have to recruit and train replacement personnel at a higher cost.

Additionally, if our officers join our competitors or develop similar businesses that are in competition with our company, our business may also be negatively impacted.

Our future success depends on our ability to attract and retain qualified long-term staff to fill management, technology, sales, marketing, and customer services positions. We have a great need for qualified talent, but we may not be successful in attracting, hiring, developing, and retaining the talent required for our success.

Asymmetric information access entails inherent ethical risk.

Our employees may need to develop privileged relationships with our business partners may acquire the ability to harm the interests of our partners. If this should happen, our clients might lose faith in our expertise entirely.

15

While we can never eliminate these ethical risks entirely, we will do everything in our power to reduce the likelihood of breaches of trust and mitigate their impacts of it by hiring highly professional employees and establishing strong internal information management systems.

Risks Associated with Our Common Stock

Our controlling shareholders may make decisions that differ from those that might be made our corporate officers and directors.

Through a controlling ownership share in our company, shareholders have significant influence in determining the outcome of all corporate transactions, including the power to prevent or cause a change in control. Their interests may differ from the interests of other stockholders and thus result in corporate decisions that are disadvantageous to other shareholders.

We may never be able to pay dividends and are unlikely to do so.

To date, we have not paid, nor do we intend to pay in the foreseeable future, dividends on our common stock, even if we become profitable. Earnings, if any, are expected to be used to advance our activities and for general corporate purposes, rather than to make distributions to stockholders. Since we are not in a financial position to pay dividends on our common stock and future dividends are not presently being contemplated, investors are advised that return on investment in our common stock is restricted to an appreciation in the share price. The potential or likelihood of an increase in share price is uncertain.

 There is no active trading market for our shares of common stock.

There is no active trading market for our common stock. There can be no assurance that a regular trading market for our securities will develop, or that if one develops, that it will be sustained. The trading price of our securities could be subject to wide fluctuations, in response to announcements by us or others, developments affecting us, and other events or factors. In addition, the stock market has experienced extreme price and volume fluctuations in recent years. These fluctuations have had a substantial effect on the market prices for many companies, often unrelated to the operating performance of such companies, and may adversely affect the market prices of the securities. Such risks could have an adverse effect on the stock’s future liquidity.

16

Our common stock may be subject to the “penny stock” rules of the Securities and Exchange Commission, which may make it more difficult for stockholders to sell our common stock.

The SEC has adopted Rule 15g-9 which establishes the definition of a “penny stock,” for the purposes relevant to us, as any equity security that has a market price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, the rules require that a broker or dealer approve a person’s account for transactions in penny stocks, and the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased.

In order to approve a person’s account for transactions in penny stocks, the broker or dealer must obtain financial information and investment experience objectives of the person, and make a reasonable determination that the transactions in penny stocks are suitable for that person and the person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks.

The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prescribed by the SEC relating to the penny stock market, which, in highlight form sets forth the basis on which the broker or dealer made the suitability determination, and that the broker or dealer received a signed, written agreement from the investor prior to the transaction.

Generally, brokers may be less willing to execute transactions in securities subject to the “penny stock” rules. This may make it more difficult for investors to dispose of the Company’s common stock if and when such shares are eligible for sale and may cause a decline in the market value of its stock.

Disclosure also has to be made about the risks of investing in penny stocks in both public offerings and in secondary trading and about the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stock.

17

FORWARD-LOOKING STATEMENTS

This report contains forward-looking statements that involve risks and uncertainties, including statements regarding our capital needs, business plans and expectations. Such forward-looking statements involve risks and uncertainties regarding the market price of gold and copper, availability of funds, government regulations, operating costs, exploration costs, outcomes of exploration programs and other factors. Forward-looking statements are made, without limitation, in relation to operating plans, property exploration and development, availability of funds, environmental reclamation, operating costs and permit acquisition. Any statements contained herein that are not statements of historical facts may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “will”, “should”, “expect”, “plan”, “intend”, “anticipate”, “believe”, “estimate”, “predict”, “potential” or “continue”, the negative of such terms or other comparable terminology. Actual events or results may differ materially. In evaluating these statements, you should consider various factors, including the risks outlined in this report. These factors may cause our actual results to differ materially from any forward-looking statement. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding our business plans, our actual results will almost always vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance suggested herein. We do not intend to update any of the forward-looking statements to conform these statements to actual results, except as required by applicable law, including the securities laws of the United States.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following management’s discussion and analysis should be read in conjunction with the historical financial statements and the related notes thereto contained in this report. The management’s discussion and analysis contains forward-looking statements, such as statements of our plans, objectives, expectations and intentions. Any statements that are not statements of historical fact are forward-looking statements. When used, the words “believe,” “plan,” “intend,” “anticipate,” “target,” “estimate,” “expect” and the like, and/or future tense or conditional constructions (“will,” “may,” “could,” “should,” etc.), or similar expressions, identify certain of these forward-looking statements. These forward-looking statements are subject to risks and uncertainties, including those under “Risk Factors” in this Form 8-K, that could cause actual results or events to differ materially from those expressed or implied by the forward-looking statements. The Company’s actual results and the timing of events could differ materially from those anticipated in these forward-looking statements as a result of several factors. The Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances occurring after the date of this report.

The following discussion highlights the Company’s results of operations and the principal factors that have affected our financial condition as well as our liquidity and capital resources for the periods described, and provides information that management believes is relevant for an assessment and understanding of the statements of financial condition and results of operations presented herein. The following discussion and analysis are based on the Company’s audited financial statements contained in this Current Report, which we have prepared in accordance with United States generally accepted accounting principles. The audited financial statements include a summary of our significant accounting policies and you should be read this discussion and analysis together with such financial statements and the related notes thereto.

18

Overview

Our Business

We classify our businesses into two segments: Garment manufacturing and logistic services.

Our garment manufacturing business consists of sales made principally to wholesaler located in the People’s Republic of China (“PRC”). We have our own manufacturing facilities, with sufficient production capacity and skilled workers on production lines to ensure that we meet our high quality control standards and timely delivery requirement for our customers. We conduct our garment manufacturing operations through two wholly owned subsidiaries, namely Dongguan Heng Sheng Wei Garments Co., Ltd (“HSW”) and Shantou Chenghai Dai Tou Garments Co., Ltd (“DT”), which are located in the Guangdong province, China.

Our logistic business consists of delivery and courier services covering approximately 20 provinces in China. Although we have our own motor vehicles and drivers, we currently outsource some of the business to our contractors. We believe outsourcing allows us to maximize our capacity and maintain flexibility while reducing capital expenditures and the costs of keeping drivers during slow seasons. We conduct our logistic operations through two wholly owned subsidiaries, namely Shenzhen Xin Kuai Jie Transportation Co., Ltd (“XKJ”) and Shenzhen Hua Peng Fa Logistic Co., Ltd (“HPF”), which are located in the Guangdong province, China.

Business Objectives

Garment Manufacturing Business

We believe the enduring strength of our garment manufacturing business is mainly due to our consistent emphasis on exceptional quality and timely delivery. The primary business objective for our garment manufacturing segment is to expand our customer base and improve our profit. In the future, we plan to develop our growth opportunities and continued investment initiatives to provide value-added consulting services to the apparel supply-chain companies and retailer in China.

Logistic Business

The business objective and future plan for our logistic service segment is to establish an efficient logistic system and to build a nationwide delivery and courier network in China. As of June 30, 2017 and December 31, 2016, we provide logistic service to over 20 cities in approximately 20 provinces. We expect to open logistic points in additional 10 cities in 2017 and 2018.

Critical Accounting Estimates

We regularly evaluate the accounting estimates that we use to prepare our financial statements. A complete summary of these policies is included in the Notes to our audited financial statements. In general, management’s estimates are based on historical experience, on information from third party professionals, and on various other assumptions that are believed to be reasonable under the facts and circumstances. Actual results could differ from those estimates made by management.

We believe that of our significant accounting policies, which are described in note 2 to our consolidated financial statements, the following accounting policies involve a greater degree of judgment and complexity. Accordingly, these are the policies we believe are the most critical to aid in fully understanding and evaluating our financial condition and results of operations.

Revenue Recognition

We are generating our revenue from the sale of garments manufactured and the provision of logistic services to customers. We recognize our revenue, net of value-added taxes, upon customer acceptance, at such time title passes to the customer provided that (i) there are no uncertainties regarding customer acceptance, (ii) persuasive evidence of an arrangement exists, (iii) the sales price is fixed and determinable, and (iv) collectability is deemed probable.

Concentrations of Credit Risk

Cash held in banks: We maintain cash balances at the financial institutions in China. We have not experienced any losses in such accounts.

Accounts Receivable: Customer accounts typically are collected within a short period of time, and based on its assessment of current conditions and its experience collecting such receivables, management believes it has no significant risk related to its concentration within its accounts receivable.

19

Recently issued and adopted accounting pronouncements

In May 2014, the FASB issued ASU 2014-09, “Revenue from Contracts with Customers (Topic 606).” (“ASU 2014-09”). The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. ASU 2014-09 supersedes most existing revenue recognition guidance in US GAAP. In August 2015, the FASB issued ASU 2015-14, Revenue from Contracts with Customers (Topic 606): Deferral of Effective Date (“ASU 2015-14”), which defers the effective date of ASU 2014-09 to January 1, 2018 for the Company. Early adoption is permitted. We expect to adopt ASU 2014-09 utilizing the modified retrospective method in the first quarter of 2018.

We are in the process of reviewing our revenue contracts across each revenue stream and continues to evaluate the impact the standard would have on each revenue stream. As a result of our evaluation performed to date, we do not believe the adoption of this new standard will have a material impact on our revenue recognition policy.

In January 2016, the FASB issued ASU 2016-01, “Financial Instruments-Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”)”. The standard addresses certain aspects of recognition, measurement, presentation, and disclosure of financial instruments. ASU 2016-01 is effective for fiscal years, and interim periods within those years, beginning after December 15, 2017. We evaluated the impact of adopting the new standard and conclude there was no material impact to our consolidated financial statement.

In February 2016, the FASB issued ASU 2016-02, “Lease (Topic 842)”, which amends recognition of lease assets and lease liabilities by lessees for those leases classified as operating leases. Under the new guidance, lessees will be required to recognize a lease liability and a right-of-use asset for all leases (with the exception of short-term leases) at the commencement date. This standard will take effect for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. We are currently assessing the impact of this new standard on our consolidated financial statements.

In August 2016, the FASB issued ASU 2016-15, “Statement of Cash flows -—Classification of Certain Cash Receipts and Cash Payment”, effective for the fiscal years beginning after December 15, 2017, and interim periods within that fiscal year. This Update addresses eight specific cash flow issues with the objective of reducing the existing diversity in practice. We evaluated the impact of adopting the new standard on our consolidated financial statements and conclude there was no material impact to the Company’s financial statement.

In January, 2017, the FASB issued 2017-01 “Business Combinations”, effective for the annual reporting period beginning after December 15, 2017, and interim period within that period. This Updated clarifies the definition of a business with the objective of adding guidance to assist entities with evaluating whether transactions should be accounted for as acquisitions of assets or business. We evaluated the impact of adopting the new standard on its consolidated financial statements and conclude there was no material impact to our financial statement.

In February 2017, the FASB issued ASU 2017-05 “Other Income—Gains and Losses from the Derecognition of Nonfinancial Assets (Subtopic 610-20)”, effective for the annual reporting period beginning after the December 15, 2017, including the interim reporting period within that period. This update provides guidance on the recognition of gains and losses on transfers of nonfinancial assets and in substance nonfinancial assets to counterparties that are not customers. We evaluated the impact of adopting the new standard on our consolidated financial statements and conclude there was no material impact to our financial statement.

We review new accounting standards as issued. We have not identified any other new standards that we believe will have a significant impact on our consolidated financial statements.

Results of Operations

The following discussion of our financial condition and results of operation for the six-month period ended June 30, 2017 and the year ended December 31, 2016 should be read in conjunction with the financial statements and the notes to those statements that are included elsewhere in this report on Form 8-K/A. As the result of the Share Exchange and the change in business and operations of the Company, from engaging in the printing industry, to the business of garment manufacturing and provision of logistic services, a discussion of the past, pre-Share Exchange financial results, is not pertinent.

20

The following table summarizes our historical consolidated financial statements:

	June 30, 2017
Revenue	$8,605,502	100%
Cost of revenues	7,622,281	88%
Gross profit	983,221	12%
Operating expenses	(681,873)	(8%)
Income from operations	301,348	4%
Other income	249	(0%)
Income tax expense	(4,021)	(0%)
Net income	297,576	4%

	December 31, 2016
Revenue	$2,413,505	100%
Cost of revenues	2,053,447	85%
Gross profit	360,058	15%
Operating expenses	(293,273)	(12%)
Income from operations	66,785	3%
Other income	2,677	(0%)
Income tax expense	(13,191)	(1%)
Net income	56,271	2%

Revenue

Revenue generated from our garment manufacturing business contributed $3,320,108 or 39% of our total revenue for the six-month period ended June 30, 2017. Revenue generated from our logistic business contributed $5,285,394 or 61% of our total revenue for the six-month period ended June 30, 2017.

Revenue generated from our garment manufacturing business contributed $1,670,662 or 69% of our total revenue for the year ended December 31, 2016. Revenue generated from our logistic business contributed $742,843 or 31% of our total revenue for the year ended December 31, 2016.

Cost of revenue

Cost of revenue for our manufacturing segment includes direct raw material cost, direct labor cost, manufacturing overheads including depreciation of production equipment and rent. Cost of revenue for our manufacturing segment for the six-month period ended June 20, 2017 and the year ended December 31, 2016 were $3,185,336 and $1,483,362, respectively.

Cost of revenue for our service segment includes gasoline and diesel fuel, toll charges and subcontracting fees. Cost of revenue for our service segment for the six-month period ended June 20, 2017 and the year ended December 31, 2016 were $4,426,945 and $570,085, respectively.

For our garment manufacturing business, we purchase the majority of our raw materials directly from numerous local fabric and accessories suppliers. Aggregate purchases from our five largest raw material suppliers for the six-month period ended June 30, 2017 and the year ended December 31, 2016 represented approximately 53% and 88%, respectively of raw materials purchases. Three suppliers and four suppliers provided more than 10% of our raw materials purchases in the first half year of 2017 and the year of 2016. We have not experienced difficulty in obtaining raw materials essential to our business, and we believe we maintain good relationships with our suppliers.

For our logistic business, we outsource some of the business to our contractors. Aggregate subcontracting fees to our five largest contractor for our service segment in the first half year of 2017 and the year of 2016 represented approximately 77% and 96%, respectively of total cost of revenues. We have not experienced any disputes with our subcontractor and we believe we maintain good relationships with our contract logistic service provider.

Gross profit

Gross profit in our manufacturing segment for the six-month period ended June 30, 2017 was $134,772 or 4%. Gross profit in our service segment the six-month period ended June 30, 2017 was $848,449 or 16%. The decrease was mainly due to we partially closed our operations in 2017 to undergo business restructuring for reorganizing the operational and other structures of our garment manufacturing subsidiaries to increase profitability. During the restructuring, revenue decreased which did not in line with the decrease in cost of revenue due to most manufacturing overhead were fixed and remained stable over the period.

Gross profit in our manufacturing segment for the year ended December 31, 2016 was $187,300 or 11%. Gross profit in our service segment for the year ended December 31, 2016 was $172,758 or 23%.

Operating expenses

Our operating expenses in our manufacturing segment for the six-month period ended June 30, 2017 and the year ended December 31, 2016 were $184,989 and $177,175, respectively. Our operating expenses in our service segment for the six-month period ended June 30, 2017 and the year ended December 31, 2016 were $496,890 and $115,647, respectively. Our operating expenses include local transportation, unloading charges, product inspection charges. salaries, office expenses, certain depreciation charges, repairs and maintenance, warehousing costs and other expenses that are not directly attributable to our revenues.

Net income

Net income for the six-month period ended June 30, 2017 totaled $297,576 in which net loss of $54,187 was attributed from our manufacturing segment, and net income of $351,772 was attributed from our service segment. We incurred a net loss in corporate segment of $9. The net loss from our manufacturing segment was mainly due to gross profit decreased but the operating expenses were mostly fixed cost and consistent over the period

Net income for the year ended December 31, 2016 totaled $56,271 in which net loss of $4,795 was attributed from our manufacturing segment, and net income of $61,439 was attributed from our service segment. We incurred a net loss in corporate segment of $2,587. The net loss from our manufacturing segment was mainly due to the provision for obsolete inventories of $155,722 as of December 31, 2016.

Summary of cash flows

June 30, 2017
Net cash used in operating activities	$(320,209)
Net cash used in investing activities	$(3,044,008)
Net cash provided by financing activities	$4,234,742

December 31, 2016
Net cash used in operating activities	$(391,242)
Net cash provided by investing activities	$227,711
Net cash provided by financing activities	$292,650

Net cash used in operating activities for the six-month period ended June 30, 2017 consist of net income of $297,576, increased by depreciation of $54,936 and reduced by decrease in change of operating assets and liabilities of $672,721. Net cash used in operating activities for the year ended December 31, 2016 consist of net income of $57,271, increased by depreciation of $7,484, loss from disposal of plant and equipment of $4,502, provision for obsolete inventories of $155,722 and reduced by decrease in change of operating assets and liabilities of $615,221. We will improve our operating cash flow by closely monitoring the timely collection of accounts and other receivables. We generally do not hold any significant inventory for more than ninety days, as we typically manufacture upon customers’ order.

21

Net cash used in investing activities for the six-month period ended June 30, 2017 consist of payment for acquisition of subsidiaries of $3,025,751 and purchase of plant and equipment of $18,257.

Net cash provided by investing activities for the year ended December 31, 2016 consist of proceeds from sale of plant and equipment of $5,871 and acquisition of Yingxi Industrial Chain Investment Co., Ltd (“Yingxi HK”), net of cash acquired of $221,840. This acquisition payables was paid in 2017 financed with proceeds from the borrowings from the third party.

Net cash provided by financing activities for the six-month period ended June 30, 2017 consist of repayment of third party borrowings of $142,546 and we received third party proceeds of $4,377,288.

Net cash provided by financing activities for the year ended December 31, 2016 consist of repayment of third party borrowings of $219,312 and we received third party proceeds of $543,389. Also, we advanced $35,089 to the related party and received $3,662 from the related party during 2016.

Financial Condition, Liquidity and Capital Resources

As of June 30, 2017, we had cash on hand of $1,101,571, total current assets of $9,218,114 and current liabilities of $10,330,132. As of December 31, 2016, we had cash on hand of $227,949, total current assets of $6,987,859 and current liabilities of $8,417,854. We presently finance our operations primarily from cash flows from borrowings from third party. We aim to improve our operating cash flows and anticipate that cash flows from our operations and borrowings from third party will continue to be our primary source of funds to finance our short-term cash needs.

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements (as that term is defined in Item 303(a)(4)(ii) of Regulation S-K) as of Jne 30, 2017 and December 31, 2016 that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources.

Quantitative and Qualitative Disclosures About Market Risk

Not applicable.

22

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth, as of August 9, 2017, certain information with respect to the beneficial ownership of our common shares by each shareholder known by us to be the beneficial owner of more than 5% of our common shares, as well as by each of our current directors and executive officers as a group. To the best of our knowledge, except as otherwise indicated each person has sole voting and investment power with respect to the shares of common stock except to the extent such power may be shared with a spouse. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percentage (2) of Class
Hong Zhida: President, Secretary, Director Floor 13, Building 1, Block B, Zhihui Square, Nanshan District, Shenzhen, China 518000	30,159,000 (Direct)	5.95% Common
Yu Keying: Director Floor 13, Building 1, Block B, Zhihui Square, Nanshan District, Shenzhen, China 518000	3,800,000 (Direct)	0.75% Common
Hengtian Group Co., Ltd. Beneficial Owner: Ma Huizhu Second Floor, The Quadrant Manglier Street, Victoria, Mahe, Seychelles	89,650,412 (Indirect)	17.69% Common
Hui Lian Group Ltd.: Beneficial Owner: Ma Huijun The Quadrant Manglier Street, Victoria, Mahe, Seychelles	157,719,300 (Indirect)	31.11% Common
Zeng Shufang No. 2, Second Lane, Rentien Village Fuyong Town, Baoan Baoan District, Guangdong Province, China	42,000,000 (Direct)	8.29% Common
Directors and Executive Officers as a Group (2 people)	33,959,000	6.70%

(1) The persons named above may be deemed to be a “promoter” of the Company, within the meaning of such terms under the Securities Act of 1933, as amended, by virtue of his direct holdings in the Company.

(2) Based on 506,920,000 shares issued and outstanding as of September 20th, 2017.

23

Directors, Executive Officers, Promoters and Control Persons

All directors of our company hold office until the next annual meeting of the security holders or until their successors have been elected and qualified. The officers of our company are appointed by the board of directors and hold office until their death, resignation or removal from office. The directors and executive officers, their ages, positions held, and duration as such, are as follows:

The name, address, age and position of our officers and directors is set forth below:

Name and Address	Age	Position(s)
Hong Zhida Floor 13, Building 1, Block B, Zhihui Square, Nanshan District, Shenzhen, China 518000	27	President, Chief Executive Officer, Chief Financial Officer Secretary and Director Appointed: March, 2017.

Keying Yu Floor 13, Building 1, Block B, Zhihui Square, Nanshan District, Shenzhen, China 518000	68	Director. Appointed March 10, 2017.

The officers and directors set forth herein are our only officers, directors and control persons, as that term is defined in the rules and regulations promulgated under the Securities and Exchange Act of 1933.

Background of Officers and Directors

Hong Zhida, Secretary, Treasurer

Mr. Hong Zhida received his Bachelor’s Degree in Electronic Information Science and Technology from Sun Yat-sen University in July 2013. From June 2014 to Present, he served as the Director of China Huiying Joint Supply Chain Group Co.Ltd. He was responsible for assisting the company’s chairman to plan development strategy. From September 2013 to May 2014, he served as Head of Membership Department of the Guangzhou Haifeng Chamber of Commerce. In that position he was responsible for the membership management of the institution.

24

Yu Keying, Director

From July 1986 to present, Mr. Yu has worked in Shenzhen Mailang Garments Co. Ltd as Manager. Shenzhen Mailang Garments Co. Ltd is an enterprise responsible for developing, producing and selling garments of two main leisure men’s brands called Mylooo and Tannoy covering T-shirts, sweaters, windbreaker and other product lines. There are numbers of sales outlets in Guangzhou, Beijing, Shanghai, Hong Kong, Taiwan and other overseas market. Mr Yu has been responsible for company operations related to product development and sales management.

Mr. Hong devotes 75% of his time each week for planning and organizing activities of Addentax Group Corp.

Mr. Yu devotes 75% of his time each week for planning and organizing activities of Addentax Group Corp.

During the past ten years, neither Mr. Hong nor Mr. Yu have been the subject to any of the following events:

1. Any bankruptcy petition filed by or against any business of which Mr. Hong or Mr. Yu was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

2. Any conviction in a criminal proceeding or being subject to a pending criminal proceeding.

3. An order, judgment, or decree, not subsequently reversed, suspended or vacated, or any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting Mr. Hong’s or Mr. Yu’s involvement in any type of business, securities or banking activities.

25

4. Found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Future Trading Commission to violate a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

5. Was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right to engage in any activity described in paragraph (f)(3)(i) of this section, or to be associated with persons engaged in any such activity;

Director Independence

We are not currently subject to listing requirements of any national securities exchange or inter-dealer quotation system which has requirements that a majority of the board of directors be “independent” and, as a result, we are not at this time required to have our Board of Directors comprised of a majority of “independent directors.”

Family Relationships

There are no family relationships among our Directors or executive officers.

Director or Officer Involvement in Certain Legal Proceedings

None of our directors or executive officers has been involved in any of the following events during the past ten years:

●	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

●	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

●	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; or

●	being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

26

Board Committees

The Company currently has not established any committees of the Board of Directors. Our Board of Directors may designate from among its members an executive committee and one or more other committees in the future. We do not have a nominating committee or a nominating committee charter. Further, we do not have a policy with regard to the consideration of any director candidates recommended by security holders. To date, other than as described above, no security holders have made any such recommendations. The entire Board of Directors performs all functions that would otherwise be performed by committees. Given the present size of our board it is not practical for us to have committees. If we are able to grow our business and increase our operations, we intend to expand the size of our board and allocate responsibilities accordingly.

Audit Committee Financial Expert

We have no separate audit committee at this time. The entire Board of Directors oversees our audits and auditing procedures. The Board of Directors has at this time not determined whether any director is an “audit committee financial expert” within the meaning of Item 407(d)(5) for SEC regulation S-K.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics that applies to, among other persons, members of our board of directors, our Company’s officers including our President, Chief Executive Officer and Chief Financial Officer, employees, consultants and advisors. As adopted, our Code of Business Conduct and Ethics sets forth written standards that are designed to deter wrongdoing and to promote:

1.	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2.	full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submit to, the US Securities and Exchange Commission and in other public communications made by us;

3.	compliance with applicable governmental laws, rules and regulations;

4.	the prompt internal reporting of violations of the Code of Business Conduct and Ethics to an appropriate person or persons identified in the Code of Business Conduct and Ethics; and;

5.	accountability for adherence to the Code of Business Conduct and Ethics.

27

Our Code of Business Conduct and Ethics requires, among other things, that all of our company’s senior officers commit to timely, accurate and consistent disclosure of information; that they maintain confidential information; and that they act with honesty and integrity.

In addition, our Code of Business Conduct and Ethics emphasizes that all employees, and particularly senior officers, have a responsibility for maintaining financial integrity within our company, consistent with generally accepted accounting principles, and federal and state securities laws. Any senior officer, who becomes aware of any incidents involving financial or accounting manipulation or other irregularities, whether by witnessing the incident or being told of it, must report it to our Company. Any failure to report such inappropriate or irregular conduct of others is to be treated as a severe disciplinary matter. It is against our Company policy to retaliate against any individual who reports in good faith the violation or potential violation of our company’s Code of Business Conduct and Ethics by another.

Executive Compensation

The following tables set forth, for each of the last two completed fiscal years of the Company, the total compensation awarded to, earned by or paid to any person who was a principal executive officer during the preceding fiscal year and every other highest compensated executive officers earning more than $100,000 during the last fiscal year (together, the “Named Executive Officers”). The tables set forth below reflect the compensation of the Named Executive Officer.

28

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation (3) ($)	Total ($)
Hong Zhida (1) President, Chief Executive Officer, Officer, Treasurer and Director	2017 2016	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil
Yu Keying (2) Director	2017 2016	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil
Otmane Tajmouati President, Secretary and Director	2015 2016	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil

(1)	Mr. Hong was appointed as President, Chief Executive Officer, Chief Financial Officer and Treasurer of the company on March 10, 2017.
(2)	Mr. Yu was appointed as President CEO, Secretary Chief Financial Officer, Treasurer and as a Director of the company on November 21, 2016, He resigned as resident CEO, Secretary Chief Financial Officer, Treasurer on March 10, 2017. He remains as a director.
(3)	Mr. Tajmouati was appointed as President, Chief Executive Officer, and Treasurer of the company on October 28, 2014. He resigned from these position on November 21, 2016.

Narrative Disclosure to Summary Compensation Table

Other than set out below, there are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. Our directors and executive officers may receive share options at the discretion of our board of directors in the future. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that share options may be granted at the discretion of our board of directors.

29

Stock Option Plan

Currently, we do not have a stock option plan in favor of any director, officer, consultant or employee of our company.

Grants of Plan-Based Awards

To date, there have been no grants or plan-based awards.

Outstanding Equity Awards

To date, there have been no outstanding equity awards.

Option Exercises and Stock Vested

To date, there have been no options exercised by our named officers.

Compensation of Directors

We do not have any agreements for compensating our directors for their services in their capacity as directors.

Pension, Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. We have no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the board of directors or a committee thereof.

Employment Agreements

We have no formal employment agreements with any of our employees, directors or officers.

Certain Relationships and Related Transactions Certain Relationships and Related Transactions

SEC rules require us to disclose any transaction or currently proposed transaction in which the Company is a participant and in which any related person has or will have a direct or indirect material interest involving the lesser of $120,000.00 or one percent (1%) of the average of the Company’s total assets as of the end of last two completed fiscal years. A related person is any executive officer, director, nominee for director, or holder of 5% or more of the Company’s common stock, or an immediate family member of any of those persons.

30

None of our officers or directors has any direct or indirect relationship to any additional current or proposed transactions.

During the year ended March 31, 2017, we had not entered into any transactions with our officers or directors, or persons nominated for these positions, beneficial owners of 5% or more of our common stock, or family members of these persons wherein the amount involved in the transaction or a series of similar transactions exceeded the lesser of $120,000 or 1% of the average of our total assets for the last three fiscal years.

Market Price of and Dividends on Common Equity and Related Stockholder Matters

Market Information

Our company’s common stock is quoted on the OTCBB under the symbol “ATXG”. We received our trading symbol on September 12, 2016 and were first quoted on September 12, 2016 but no shares were traded until December 12, 2016. There is a public trading market our common stock.

The following table sets forth the quarterly high and low bid prices for the common stock from September 12, 2016, to June 30, 2017. The prices set forth below represent inter-dealer quotations, without retail markup, markdown or commission and may not be reflective of actual transactions.

	High	Low
Quarter ended September 30, 2016	$100.00	$0.01
Quarter ended December 31, 2016	$50.005	$1.01
Quarter ended March 31, 2017	$2.00	$1.05
Quarter ended June 30, 2017	$2.05	$1.30

Holders

As September 20th, 2017 there were 279 stockholders of record, and an aggregate of 506,920,000 shares of our common stock was issued and outstanding.

Dividend Policy

We have not paid any cash dividends on our common stock and have no present intention of paying any dividends on the shares of our common stock. Our current policy is to retain earnings, if any, for use in our operations and in the development of our business. Our future dividend policy will be determined from time to time by our board of directors.

31

Equity Compensation Plan Information

We do not have in effect any compensation plans under which our equity securities are authorized for issuance and we do not have any outstanding stock options.

Recent Sales of Unregistered Securities

We did not sell any equity securities which were not registered under the Securities Act during the year ended March 31, 2016 and the quarter ended June 30, 2017, that were not otherwise disclosed on our quarterly reports on Form 10-Q or our current reports on Form 8-K filed during the year ended March 31, 2016, and any Form 10-Q subsequent to that date.

Purchase of Equity Securities by the Issuer and Affiliated Purchasers

We have not purchased any of our shares of common stock or other securities during our fourth quarter of our fiscal year ended March 31, 2017 or during the interim quarterly period ended June 30, 2017.

Description of Securities

The authorized capital stock of our company consists of 1,000,000,000 shares of common stock, at $0.001 par value.

Common Stock

Holders of common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders. There is no cumulative voting of the election of directors then standing for election. The common stock is not entitled to pre-emptive rights and is not subject to conversion or redemption. Upon liquidation, dissolution or winding up of our company, the assets legally available for distribution to stockholders are distributable ratably among the holders of the common stock after payment of liquidation preferences, if any, on any outstanding payment of other claims of creditors. Each outstanding share of common stock is duly and validly issued, fully paid and non-assessable.

i. Diluting the voting power of the common stock;

ii. Impairing the liquidation rights of the common stock; or

Delaying or preventing a change in control of the Company without further action by the stockholders.

iii. Other than in connection with shares of preferred stock (as explained above), which preferred stock is not currently designated nor contemplated by us, we do not believe that any provision of our charter or By-Laws would delay, defer or prevent a change in control.

32

Transfer Agent

The transfer agent of our company’s common stock is Transfer Online, Inc. at SE 512 Salmon Street, Portland OR 97214.

LEGAL PROCEEDINGS

From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm business.

We are currently not aware of any pending legal proceedings to which we are a party or of which any of our properties or assets is the subject, nor are we aware of any such proceedings that are contemplated by any civil entity, any regulatory agency or governmental authority.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Nevada Corporation Law, our Articles of Incorporation and Bylaws of the corporation, allow us to indemnify our officers and directors from certain liabilities and our Bylaws state that we shall indemnify every (i) present or former director or officer of us, (ii) any person who while serving in any of the capacities referred to in clause (i) served at our request as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, and (iii) any person nominated or designated by (or pursuant to authority granted by) the Board of Directors or any committee thereof to serve in any of the capacities referred to in clauses (i) or (ii) (each an “Indemnitee”).

Our Bylaws provide that we shall indemnify an Indemnitee against all judgments, penalties (including excise and similar taxes), fines, amounts paid in settlement and reasonable expenses actually incurred by the Indemnitee in connection with any proceeding in which he was, is or is threatened to be named as defendant or respondent, or in which he was or is a witness without being named a defendant or respondent, by reason, in whole or in part, of his serving or having served, or having been nominated or designated to serve, if it is determined that the Indemnitee (a) conducted himself in good faith, (b) reasonably believed, in the case of conduct in his official capacity, that his conduct was in our best interests and, in all other cases, that his conduct was at least not opposed to our best interests, and (c) in the case of any criminal proceeding, had no reasonable cause to believe that his conduct was unlawful; provided, however, that in the event that an Indemnitee is found liable to us or is found liable on the basis that personal benefit was improperly received by the Indemnitee, the indemnification (i) is limited to reasonable expenses actually incurred by the Indemnitee in connection with the proceeding and (ii) shall not be made in respect of any proceeding in which the Indemnitee shall have been found liable for willful or intentional misconduct in the performance of his duty to us.

33

Other than in the limited situation described above, our Bylaws provide that no indemnification shall be made in respect to any proceeding in which such Indemnitee has been (a) found liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the Indemnitee’s official capacity, or (b) found liable to us. The termination of any proceeding by judgment, order, settlement or conviction, or on a plea of nolo contendere or its equivalent, is not of itself determinative that the Indemnitee did not meet the requirements set forth in clauses (a) or (b) above. An Indemnitee shall be deemed to have been found liable in respect of any claim, issue or matter only after the Indemnitee shall have been so adjudged by a court of competent jurisdiction after exhaustion of all appeals therefrom. Reasonable expenses shall, include, without limitation, all court costs and all fees and disbursements of attorneys for the Indemnitee. The indemnification provided shall be applicable whether or not negligence or gross negligence of the Indemnitee is alleged or proven.

In addition to our Bylaws and our Articles of Incorporation, we have entered into an Indemnification Agreement with each of our directors pursuant to which we will be obligated to maintain liability insurance in favor of the directors serving the Company and its subsidiaries and affiliates. We will also be required to indemnify, and to advance expenses on behalf of, such persons to the fullest extent permitted by applicable law and our governing documents. We believe that entering into the contemplated agreements will help attract and retain highly competent and qualified persons to serve the Company.

Other than discussed above, none of our Bylaws, our Articles of Incorporation or any indemnification agreement with any director of the Company includes any specific indemnification provisions for our officers or directors against liability under the Securities Act. Additionally, insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that, in the opinion of the United States SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

34

Item 3.02: SHARES ISSUED IN CONNECTION WITH THE SALE AND PURCHASE AGREEMENT

Each of these securities issuances took place outside of the United States in private transactions to non-U.S. persons.

Item 5.01: CHANGES IN CONTROL OF REGISTRANT.

Prior to the Closing dated of September 25th, 2017 all shares issued pursuant to the Agreement were held in escrow and deemed to be in full control of the company. As of the date of the closing, all shares of and required documents were delivered to the Company and the 500,000,000 shares were delivered out of escrow to the following entities in the amounts and percentages set opposite their names.

This constitutes a change of control of the Company. Other than the transactions and agreements previously described, our officers and directors know of no arrangements that may result in a change in control of the Company at a subsequent date.

The information regarding change of control of the Company in connection with the Agreement is also set forth in Item 2.01, “Completion of Acquisition or Disposition of Assets.

Item 5.06: CHANGE IN SHELL COMPANY STATUS.

Prior to the closing of the Sale and Purchase Agreement, we were a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). As a result of the closing of the Sale and Purchase Agreement, we have ceased to be a shell company. The information contained in this Current Report constitutes the current Form 10 information necessary to satisfy the conditions contained in Rule 144(i)(2) under the Securities Act of 1933, as amended (the “Securities Act”).

35

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Reference is made to the shares of ATXG, acquired under the Sale and Purchase Agreement, as described in Item 2.01, which is incorporated herein by reference. As a result of the closing of the Sale and Purchase Agreement, our primary operations consist of the business and operations of YICG Accordingly, we are presenting the audited financial statements of YICG for the year ended December 31, 2016, unaudited financial statements of ATXG for the quarter ended June 30, 2017 combined with unaudited pro forma financial information for the quarter ended June 30, 2017

Exhibit Number	Description of Exhibits
(3)	Articles of Incorporation and Bylaws
3.1	Articles of Incorporation (incorporated by reference to our Registration Statement on Form S-1 filed on August 5, 2015)
3.2	Bylaws (incorporated by reference to our Registration Statement on Form S-1 filed on August 5, 2015)
99.1	Financial Statements of business acquired for year ended December 31, 2016.
99.2	Unaudited financial statements combined with Pro Forma for the quarter ended June 30, 2017.

36

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 15, 2018

ADDENTAX GROUP CORP.

/s/ Hong Zhida
Hong Zhida
President, CEO, CFO, Director

37